SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 18, 2005
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


        Delaware                    0-23434                    11-2230715
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                   Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)




Item 8.01.  OTHER EVENTS

     On April 18, 2005, Hirsch International Corp. issued a press release announcing that it had entered into a non-binding Term Sheet with Sheridan Square Entertainment, Inc. regarding the proposed merger of the two companies. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

             99.1     Press Release Dated April 18, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HIRSCH INTERNATIONAL CORP.

                          By: /s/  Beverly Eichel
                          -------------------------------------------------
                                   Beverly Eichel
                                   Vice President - Finance,
                                   Chief Financial Officer and Secretary

Dated:  April 20, 2005